UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 25, 2013

PREMIER FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-20908

Kentucky	61-1206757
(State or other jurisdiction of incorporation organization)	(I.R.S. Employer Identification No.)

2883 Fifth Avenue Huntington, West Virginia	25702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (304) 525-1600

Not Applicable
Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.03.  Creation of a Direct Financial Obligation

On April 25, 2013, Premier Financial Bancorp, Inc. (“Premier”) executed and delivered to First Guaranty Bank, of Hammond, Louisiana a Change in Terms Agreement dated April 24, 2013 extending the maturity date to April 30, 2020 of Premier’s Promissory Note #25915746 dated April 30, 2008 in the original amount of $11,550,000 with a current balance of $7,222,290.97 and a current maturity of April 30, 2013 (“Term Note”).  The Change in Terms Agreement increased the monthly payment from $50,000 principal plus accrued interest to $86,000 principal plus accrued interest.  The increase in the payment amount will result in the full amortization of the remaining balance on the Term Note by the modified April 30, 2020 maturity date.  Finally, the Change in Terms Agreement changed the interest rate to vary with the Wall Street Journal Prime Rate plus 0.75%, initially 4.00%, with a minimum interest rate of 4.00% and a maximum interest rate of 10.00%.  All other terms and conditions remained the same.

On April 25, 2013, Premier executed and delivered to First Guaranty Bank another Change in Terms Agreement dated April 24, 2013 that modified Premier’s existing Promissory Note #260024914 for a line of credit from the bank (“Line of Credit”).  The principal amount of the Line of Credit was increased from $2,000,000 to $3,000,000 and the right to request and receive monies from First Guaranty Bank on the Line of Credit was extended from June 30, 2013 to June 30, 2016.  The interest rate on the Line of Credit will remain fixed at 4.50% per annum through the modified June 30, 2016 maturity date.  Accrued interest on amounts outstanding will continue to be payable monthly, and any amounts outstanding on the Line of Credit are payable on demand or on June 30, 2016.  Premier currently has no outstanding balance on this line of credit.

Both the Term Note and the Line of Credit from the bank are secured by a pledge of 2,500 shares of Premier Bank, Inc. (a wholly owned subsidiary of Premier) under a Commercial Pledge Agreement dated June 30, 2012.

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 – Change in Terms Agreement between Premier Financial Bancorp, Inc. and First Guaranty Bank, Hammond, Louisiana, dated April 24, 2013 related to the Term Note.

Exhibit 10.2 – Change in Terms Agreement between Premier Financial Bancorp, Inc. and First Guaranty Bank, Hammond, Louisiana, dated April 24, 2013 related to the Line of Credit.

Exhibit 10.3 – Commercial Pledge Agreement between Premier Financial Bancorp, Inc.  and First Guaranty Bank, Hammond, Louisiana, dated June 30, 2012 filed as Exhibit 10.3 to Premier’s Form 8-K dated June 29, 2012 is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL BANCORP, INC.
(Registrant)

/s/ Brien M. Chase
Date: April 30, 2013                                                 Brien M. Chase, Senior Vice President
  and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Change in Terms Agreement between Premier Financial Bancorp, Inc. and First Guaranty Bank, Hammond, Louisiana, dated April 24, 2013 related to the Term Note.
10.2	Change in Terms Agreement between Premier Financial Bancorp, Inc. and First Guaranty Bank, Hammond, Louisiana, dated April 24, 2013 related to the Line of Credit.